UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

CRANE HARBOR ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43018	98-1868608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, Suite 1111 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 470-1493

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one share right	CRANU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CRAN	The Nasdaq Stock Market LLC
Share Rights, each right entitling the holder to receive one fifteenth (1/15) of a Class A ordinary share	CRANR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2025, Crane Harbor Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units purchased by the Underwriters (defined below) to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-fifteenth (1/15) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”). Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 4,500,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on December 16, 2025, the Underwriters notified the Company that they were exercising the Over-Allotment Option in full. As a result of the Underwriters’ determination to fully exercise the Over-Allotment Option, the Company’s sponsor was not required to forfeit any shares of the Company’s Class B ordinary shares.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333- 291289) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on November 5, 2025 (as amended, the “Registration Statement”), all of which are attached as exhibits and incorporated by reference herein:

●	An Underwriting Agreement, dated December 15, 2025 (the “Underwriting Agreement”), between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the Underwriters (“CCM”);

●	An Investment Management Trust Agreement, dated December 15, 2025, between the Company and Continental Stock Transfer & Trust Company;

●	A Share Rights Agreement, dated December 15, 2025, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated December 15, 2025, between the Company, CCM, JonesTrading Institutional Services LLC (“Jones”) and Crane Harbor Sponsor II, LLC;

●	A Letter Agreement, dated December 15, 2025, by and among the Company, its officers and directors and Crane Harbor Sponsor II, LLC;

●	A Private Placement Units Purchase Agreement, dated December 15, 2025, between the Company and Crane Harbor Sponsor II LLC;

●	A Unit Subscription Agreement, dated December 15, 2025, between the Company, CCM and Jones;

●	Indemnity Agreements dated December 15, 2025, by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.7 to this Current Report; and

●	An Administrative Services Agreement, dated December 15, 2025, between the Company and Crane Harbor Sponsor II, LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 900,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $9,000,000. The Placement Units were purchased by CCM (240,000 Units), Jones (60,000 Units), and the Company’s sponsor, Crane Harbor Sponsor II, LLC (600,000 Units). The rights included in the Placement Units are identical to the Share Rights included in the IPO Units except as otherwise described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2025, in connection with the IPO, Jonathan Z. Cohen, Edward E. Cohen, William I. Fradin, Robert W. Karlovich III, Koryn Estrada, Stephen Howard and Adam Guren (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”) and Jeffrey F. Brotman resigned as a member of the Board. Effective December 15, 2025, each of Messrs. Howard and Karlovich and Ms. Estrada were appointed to the Board’s Audit Committee, with Mr. Karlovich serving as chair of the Audit Committee. Each of Messrs. Karlovich and Guren were appointed to the Board’s Compensation Committee, with Mr. Guren serving as chair of the Compensation Committee.

On December 15, 2025, the Company entered into indemnity agreements with each of the Directors, as well as with Thomas C. Elliott, the Chief Financial Officer of the Company, and Jeffrey F. Brotman, the Chief Operating Officer, Chief Legal Officer and Secretary of the Company, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum”) with the Cayman Islands General Registry. A description of the material terms of the Amended and Restated Memorandum is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Memorandum is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $345,000,000 of the net proceeds from the IPO and the Private Placement (which includes $14,700,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest earned on the funds to pay taxes (or up to $100,000 for dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

A copy of the press release issued by the Company on December 15, 2025 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on December 17, 2025 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 15, 2025, between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC.

3.1	Amended and Restated Memorandum and Articles of Association, filed with the Cayman Islands General Registry on December 15, 2025.

4.1	Share Rights Agreement, dated December 15, 2025, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated December 15, 2025, by and among the Company, the officers and directors of the Company and Crane Harbor Sponsor II LLC.

10.2	Investment Management Trust Agreement, dated December 15, 2025, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated December 15, 2025, between the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, JonesTrading Institutional Services LLC and Crane Harbor Sponsor II LLC.

10.4	Private Placement Units Purchase Agreement, dated December 15, 2025, between the Company and Crane Harbor Sponsor II LLC.

10.5	Unit Subscription Agreement, dated December 15, 2025, between the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and JonesTrading Institutional Services LLC.

10.6	Administrative Services Agreement, dated December 15, 2025, between the Company and Crane Harbor Sponsor II LLC.

10.7	Form of Indemnity Agreement.

99.1	Press Release dated December 15, 2025 (pricing of the IPO).

99.2	Press Release dated December 17, 2025 (closing of the IPO).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2025	CRANE HARBOR ACQUISITION CORP. II

	By:	/s/ Thomas C. Elliott
	Name:	Thomas C. Elliott
	Title:	Chief Financial Officer

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